Nuveen Floating Rate Income Fund (JFR)

Transferable Rights Offering

A Time-Limited Opportunity for Common Shareholders

OFFERING TERMS

Fund	Nuveen Floating Rate Income Fund (NYSE: JFR)
Investment advisor	Nuveen Fund Advisors, LLC
Subscription period	January 21, 2025 (record date) to February 19, 2025 at 5 PM ET (expiration date)
Offering type	Transferable subscription rights to purchase common shares
Rights symbol	JFR RT
Rights ratio	One new common share for every five rights held (1-for-5)
Subscription pricing	•	Opportunity for investors to buy additional common shares at a discount to market price
	•	Subscription price will be based upon a formula equal to the higher of 95% of the average market price on expiration date and the four preceding trading days or 90% of net asset value on expiration date (the “Subscription Price”).
Subscription terms	The following are the terms of the rights offering subscription:
	•	Common shareholders on the record date will receive one right for each common share owned
	•	Five rights are required to purchase one common share at the subscription price
	•	Record date common shareholders who fully exercise all rights initially issued to them are permitted to subscribe for additional common shares that were not subscribed for by other record date common shareholders at the subscription price (“over-subscription privilege”). Over-subscription shares may only be acquired if there are unexercised rights. If over-subscription requests exceed the number of available shares (from unexercised rights), then the available shares will be allocated pro-rata
Offering rationale	The Advisor believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:
	•	Opportunities in senior loans: investments in performing loans priced below par offer attractive current valuations and the potential to enhance portfolio yields and fund earnings while improving the potential for investment performance for all common shareholders
	•	Tax-efficiency: potential to invest in new opportunities without the need to sell existing portfolio positions, which may reduce taxable events for common shareholders
	•	Benefit for common shareholders: the Offer provides common shareholders with an opportunity to buy new Common Shares below market price
	•	Enhanced liquidity: the Offer creates the potential for increased trading volume and liquidity of Common Shares
	•	Lower expense ratio: the Offer is expected to spread fixed operating costs across a larger asset base

Information on how shareholders may exercise or sell their Rights is provided on the last page of this brochure. For more information on the Fund please visit nuveen.com/jfr.

PLEASE READ THE ACCOMPANYING PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR MORE INFORMATION

These “Offering Highlights” are qualified in their entirety by reference to the information included in the accompanying prospectus supplement and prospectus. Investors should consider the Fund’s investment objective, risks, and charges and expenses before investing. The accompanying prospectus supplement and prospectus contains this and other information about the Fund, including risk factors that should be carefully considered before participating in the offer. Although the prospectus supplement and prospectus accompany these “Offering Highlights,” you can also request a prospectus supplement and prospectus, at no charge, by calling the Information Agent at 1-833-880-3673.

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Why should I exercise my rights?

The Advisor believes exposure to senior loans continues to deliver value to investors through high current income and low-interest rate sensitivity, resulting in attractive risk-adjusted returns compared to other fixed income asset classes.

•	Senior loans are issued with a coupon that pays a predetermined spread above a base rate, such as SOFR (Secured Overnight Financing Rate). Therefore, as rates rise, loan coupons reset and provide investors with higher income payments. As rates decline, loan coupons reset and provide investors lower income payments.

•	The combination of high coupons and relatively muted price changes at an aggregate level have enabled loans to generate high yield-like returns with investment grade-like volatility over the long term.

•	The U.S. loan market has produced positive returns in 28 of the last 31 years.

•	Contrary to widely held perceptions that loans only generate attractive returns in rising rate environments, U.S. senior loans have posted positive total returns in eight out of nine years when the Fed has cut rates.

Higher yields available in Senior Loans - Yield-to-worst by fixed income sector

Data sources: BofA, Bloomberg LP, JPMorgan, as of 31 Dec 2024.

Representative indices: U.S. Treasuries: Bloomberg U.S. Treasury Index; Asset-backed securities (ABS): ICE BofA AA-BBB US Fixed Rate ABS Index; Agency mortgage-backed securities (MBS): Bloomberg U.S. Mortgage-Backed Securities Index; Commercial mortgage-backed securities (CMBS): ICE BofA AA-BBB US Fixed Rate CMBS Index; Investment grade (IG) Corporates: Bloomberg U.S. Corporate Investment Grade Index; Preferred securities: ICE BofA U.S. All Capital Securities Index; Emerging market debt (EMD): JPM CEMBI Diversified Index; High yield (HY) Corporates: Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index; Senior loans: S&P UBS Leveraged Loan Index Index. Performance data shown represents past performance and does not predict or guarantee future results. It is not possible to invest directly in an index.

The Advisor has identified opportunities to buy senior loans that it believes are attractively valued and are outliers versus the broader market, providing attractive income and potential for capital appreciation.

•	The Advisor intends to invest the proceeds of the Offering in performing senior loans discounted to par. The Advisor believes this segment of the loan market represents an attractive opportunity to enhance the Fund’s portfolio yields and potential for capital appreciation.

•	Loans priced between $85-$95 have a median yield premium of approximately 6.00% over loans priced $100+.

•	Loans priced between $95-$100 have a median yield premium of approximately 1.50% over loans priced $100+.

Significant number of loans trading at discounts to par

Data source: Nuveen, S&P UBS Leveraged Loan Index, Morningstar LSTA US Leveraged Loan Index, and Bloomberg, as of 6 Jan 2025. It is not possible to invest directly in an index.

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The Advisor has experience investing over multiple credit cycles.

•	Nuveen has 20 years of experience investing in senior loans with over 40 investment professionals who oversee our more than $43 billion[1] in leveraged finance assets, giving us scale, resources, and access that are necessary for success.
•	Because senior loans sit higher in the capital structure and are secured by collateral, the senior loan market has historically had attractive recovery rates in the event of default vs other high yield corporate credit investments.
•	Nuveen’s proficiency in managing credit risk and protecting principal is evident in our lower average annual default rate (Nuveen 1.09% vs. JPM Loan Market Data 2.50%) and similar recovery versus the loan market[2,3]

The Fund has generated attractive returns over the broader loan market.

JFR has returned 195% on NAV since inception4 (as of 31 Dec 2024)

Performance data shown represents past performance and does not predict or guarantee future results.

1	As of 30 Sept 2024. Nuveen Leveraged Finance assets under management (AUM).
2	The loans referenced in this presentation are those that have been managed by Symphony Asset Management LLC since inception. As of December 31, 2020, Symphony Asset Management LLC has merged with and into Nuveen Asset Management, LLC. Along with other registered investment advisers, Nuveen Asset Management, LLC comprises part of the Nuveen Leveraged Finance platform. As such, the Nuveen name is being used contemporaneously with Symphony.
3	JP Morgan’s market default and recovery rate data was sourced from the JPMorgan North America Credit Research Default Monitor as of 31 Dec 2023. Nuveen calculates its default and recovery rate independently and includes in its universe loans for issuers outside North America. As a result Nuveen’s calculation methodologies may differ materially from JPMorgan’s. Default rates are calculated as the total loan par value that defaulted, divided by the ending par value of all loans at year-end, including all invested assets and cash equivalents. Nuveen includes in its default calculation loans that have stopped paying interest and does not include the loans of companies in bankruptcy which continue to make payments. Recovery rates are based on the first lien recovery and are calculated as the sum of all cash flows after the default date plus the residual market value of the asset (as of 31 Dec 2023), divided by the weighted-average cost of the asset. Nuveen began managing Senior Loans in November 2001. This analysis illustrates default rate information beginning in 2002. There were no defaults in loan portfolios during the last two months of 2001. There is no guarantee that Nuveen will be able to maintain such default and recovery rates relative to the loan market as measured by the JPMorgan data.
4	JFR NAV performance shown from 31 Mar 2004 to 31 Dec 2024

More information about the Fund

•	The Fund seeks to achieve a high level of current income by investing in a portfolio of adjustable-rate senior loans and other debt instruments.

•	The Fund will invest at least 80% of its managed assets in adjustable-rate loans, at least 65% of which must be senior loans secured by specific collateral.

Fund Characteristics
Fund Inception	25 Mar 2004
NYSE Symbol (common shares)	JFR
Distribution Frequency	Monthly
Distribution on Market Price[5]	11.43%
Monthly Distribution[5]	$0.0850 (per share)
Total Managed Assets	$1,997,902,406
Portfolio Leverage	38.15%
Website	nuveen.com/jfr
Source: Nuveen as of 31 Dec 2024

5  Distributions are currently estimated to include sources other than net investment income including 18.8% return of capital and 0.0% capital gains. If the fund’s distribution includes anything other than net investment income, the fund provides a notice of the best estimate of its distribution sources at that time which may be viewed at nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIVforms after the end of the year. You should not draw any conclusions about a fund’s past or future investment performance from its current distribution rate. Distribution Rate on market price is calculated by annualizing the most recent declared regular distribution and dividing by the fund’s market price. Special distributions, including special capital gains distributions, are not included in the calculation.

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How can I exercise my rights?

To exercise your rights, contact your broker or financial advisor who can forward your instructions on your behalf. If you do not have a broker or financial advisor, you should complete the subscription certificate and deliver it to the subscription agent, together with your payment, at one of the locations indicated on the subscription certificate or in the accompanying prospectus supplement and prospectus. For more information, contact the Fund’s Information Agent, Georgeson, at 1-833-880-3673. Record date shareholders that decide not to exercise their rights may sell their rights as discussed below under “May I Sell My Rights?”

May I sell my rights?

Yes. The rights will be admitted for trading on the NYSE under the symbol “JFR RT.” Contact your broker or financial advisor who can arrange for the sale of Rights on your behalf. Sellers of Rights through a broker or financial advisor may incur traditional commissions payable by the seller. The rights are expected to trade on the NYSE through February 18, 2025. If you do not have a broker or financial advisor indicate your instructions on the subscription certificate and deliver it to the subscription agent five business days prior to the expiration date of the offer, unless extended. The Fund cannot assure record date shareholders that a market for the rights will develop or that any minimum sale price can be obtained for the rights.

INFORMATION AGENT	SUBSCRIPTION AGENT

1-833-880-3673	By Mail:	By Overnight Courier:

Georgeson LLC 1290 Avenue of the Americas, 9th Floor New York, NY 10104	Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

PLEASE READ THE ACCOMPANYING PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR MORE INFORMATION

The common shares may decline in value or even lose all of their value. The accompanying prospectus supplement and prospectus should be read carefully before investing.

CERTAIN RISKS. Investing in the Fund involves risks, including the risk that investors may receive little or no return on their investment or may lose part or all of their investment. Below is a summary of certain principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Special Characteristics and Risks of the Rights Offering” in the prospectus supplement and “Risk Factors” in the prospectus. Investors should consider carefully the following principal risks before investing in the Fund. An investment in the Fund is subject to investment and market risk, including the possible loss of an investor’s entire investment. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

TAXATION. The Fund has elected to be treated and has qualified, and intends to continue to qualify annually to be treated for U.S. federal income tax purposes, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund generally will not pay corporate level federal income taxes on any net ordinary income or capital gains that it currently distributes to its common shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Taxation” and “Tax Matters” in the accompanying prospectus supplement and prospectus, respectively.

DILUTION Record date shareholders who do not fully exercise their Rights will, at the completion of the offer, own a smaller proportional interest in the Fund than owned prior to the offer. The completion of the offer will result in immediate voting dilution for such common shareholders. Further, the expenses associated with the offer will immediately reduce the net asset value of each outstanding common share. In addition, if the subscription price is less than the net asset value per common share as of the expiration date, the completion of this offer will result in an immediate dilution of the net asset value per common share for all existing common shareholders (i.e., will cause the net asset value per common share of the Fund to decrease). It is anticipated that existing common shareholders will experience immediate dilution even if they fully exercise their rights. Such dilution is not currently determinable because it is not known how many common shares will be subscribed for, what the net asset value per common share or market price of the Fund’s common shares will be on the expiration date or what the subscription price per common share will be. The Fund will pay expenses associated with the offer, estimated at approximately $1,260,000. All of the costs of the offer will be borne by the Fund’s common shareholders. See “Summary of Fund Expenses” in the accompanying prospectus supplement and prospectus for more information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward looking statements. Such factors include, among others, those listed under “Special Characteristics and Risks of the Rights Offering” in the prospectus supplement and “Risk Factors” in the prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein.

Nuveen, LLC provides investment solutions through its investment specialists.

4161403-0217

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